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                     Millenium Management, Inc., as Manager


                     Millenium Seacarriers, Inc,.as Company


                                       and

  The Subsidiaries of the Company From Time to Time Listed on Schedule A Hereto

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                              MANAGEMENT AGREEMENT

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                  This Management Agreement, dated as of July 1, 1998 (the
"Agreement"), among Millenium Management, Inc. (the "Manager"), Millenium Seacarriers, Inc. (the "Company") and each of the subsidiaries of the Company from time to time listed on Schedule A attached hereto (each, a "Restricted Subsidiary").

                              PRELIMINARY STATEMENT

                  Each Restricted Subsidiary owns a drybulk carrier (each, a "Restricted Subsidiary Vessel" and, collectively, the "Restricted Subsidiary Vessels") and is a wholly-owned or majority-owned subsidiary of the Company. The Manager is the sole shareholder of the Company. Certain of the Restricted Subsidiaries (the "Subsidiary Guarantors") have guaranteed the obligations of the Company under and pursuant to the Indenture (the "Indenture"), dated as of the date hereof, among the Company, such Subsidiary Guarantors and The First National Bank of Maryland, as trustee (the "Trustee"). The Company and the Restricted Subsidiaries desire to engage the Manager to provide certain management services for the Company, the Restricted Subsidiaries and for the Restricted Subsidiary Vessels. The Manager is willing to provide such services to the Company, the Restricted Subsidiaries and the Restricted Subsidiary Vessels pursuant to this Agreement upon the terms and subject to the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and of other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Restricted Subsidiaries and the Manager hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

                  Capitalized terms shall have the meanings assigned to such terms in the Indenture.

                                   ARTICLE II
                            ADMINISTRATIVE MANAGEMENT

                  Section 2.01 APPOINTMENT OF MANAGER AS MANAGER OF ADMINISTRATIVE OBLIGATIONS. The Company and the Restricted Subsidiaries hereby appoint the Manager and the Manager hereby accepts its appointment as administrative manager of the Company and the Restricted Subsidiaries.

                  Section 2.02 ADMINISTRATIVE RESPONSIBILITIES OF MANAGER. The Manager hereby covenants and agrees with the Company and the Restricted Subsidiaries that the Manager shall or shall cause its designee to do the following:

                  (i) maintain the respective books and records of the Company and the Restricted Subsidiaries;

                  (ii) prepare and file the respective annual financial statements and annual tax returns of the Company and the Restricted Subsidiaries, if required;




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                  (iii) provide all office staff and accommodations for the
Company and the Restricted Subsidiaries;

                  (iv) prepare and submit invoices to each Restricted Subsidiary for the cost and expense of (A) the annual corporate and tax exemption fees of such Restricted Subsidiary, (B) the annual fees of the officers and directors of such Restricted Subsidiary, (C) the annual premiums for directors and officers liability insurance for the directors and officers of such Restricted Subsidiary, if any, and (D) any other expenses properly incurred on behalf of such Restricted Subsidiary;

                  (v) prepare and submit invoices to the Company for the cost and expense of (A) the annual corporate and tax exemption fees of the Company,
(B) the annual fees of the officers and directors of the Company, (C) the annual premiums for directors and officers liability insurance for the directors and officers of the Company, if any, and (D) any other expenses properly incurred on behalf of the Company;

                  (vi) prepare and file any and all information, documents and reports required in order to comply with Section 13 or 15(d) of the Exchange Act or the provisions of the Indenture;

                  (vii) file with the Trustee the information, documents and reports described in the Indenture relating to the Subsidiary Guarantors;

                                   ARTICLE III
                                VESSEL MANAGEMENT

                  Section 3.01 APPOINTMENT OF MANAGER AS VESSEL MANAGER OF THE RESTRICTED SUBSIDIARY VESSELS. Each Restricted Subsidiary hereby appoints the Manager and the Manager hereby accepts its appointment to act as the sole and exclusive vessel manager of such Restricted Subsidiary 's Restricted Subsidiary Vessel from and after the date hereof to the date the Restricted Subsidiary Vessel is disposed of by the Restricted Subsidiary or the Manager is removed pursuant to Section 4.02.

                  Section 3.02 RESPONSIBILITIES OF THE MANAGER. From the date hereof, the Manager hereby covenants and agrees with each Restricted Subsidiary that:

                  (a) it shall (i) maintain and preserve each Restricted Subsidiary Vessel and her equipment in good condition, running order and repair, so that such Restricted Subsidiary Vessel shall be, insofar as due diligence can make her so, tight, staunch, strong and well and sufficiently tackled, appareled, furnished, equipped and in every respect seaworthy and in good operating condition and (ii) keep each Restricted Subsidiary Vessel in such conditions as will entitle her to be in class as certificated by the related classification society.

                  (b) The Manager shall for the account of each Restricted Subsidiary attend to, supervise and perform all matters and details involving the operation and vessel management of such Restricted Subsidiary's Restricted Subsidiary Vessel including but not limited to:


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                  (i) unless instructed to the contrary, in case of general or particular average, the appointment of an adjuster and assistance in preparing the average account, the taking of proper security for the cargo's and freight's proportion of average, and in all ways reasonably possible the protection of the interest of such Restricted Subsidiary Vessel;

                  (ii) in case of particular average, the settlement of claims in conjunction with such Restricted Subsidiary 's protection and indemnity insurance and the making of disbursements accordingly for such Restricted Subsidiary's account, and the doing of such other acts and the execution and delivery of such other documents as in the Manager's judgment may be necessary or appropriate for the conduct of the agency and operation of such Restricted Subsidiary Vessel;

                  (iii) the attendance to all matters involving such Restricted Subsidiary Vessel's crew, including, but not limited to, the following:

                           (A) the procuring and enlisting for such Restricted Subsidiary Vessel, as required by applicable law, competent, reliable and duly licensed personnel (hereinafter referred to as "crew members"), and all replacements therefor as from time to time may be required in compliance with applicable law;

                           (B) the arranging for and procuring of all transportation, board and lodging for the crew members as and when required;

                           (C) the keeping and maintaining of full and complete records of any labor agreements which may be entered into between the Manager and the crew members, in accordance with existing or future collective bargaining agreements between employer organizations and unions;

                           (D) the settlement of all wages with the crew members during the course of and upon termination of their employment;

                           (E) the handling of all details and settlement of any and all claims of the crew members including, but not limited to, those arising out of accidents, sickness, or death, loss of personal effects, disputes under articles or contracts of enlistment, policies of insurance, pension plans and fines;

                           (F)      the keeping and maintaining of all
                                    administrative and financial records
                                    relating to the crew members as required by law, labor agreements or such Restricted Subsidiary, and rendering to such Restricted Subsidiary any and all reports when, as and in such form as requested by such Restricted Subsidiary; and

                           (G) the performance of any other function in connection with the crew members as may be required by such Restricted Subsidiary.

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                  (iv) the approval, settlement and payment for such Restricted
                  Subsidiary's account of all charges incurred in connection with the operation of the Restricted Subsidiary Vessel, but limited to, the cost of the items listed in sub-paragraphs (A) through (G) of paragraph (iii) hereof, repair charges, any amounts due to any government agency with respect to the crew, and all contributions to welfare or similar plans required by the collective bargaining agreements relating to or covering the Restricted Subsidiary Vessel's crew and to which Manager is a party;

                  (v) the prompt reporting to such Restricted Subsidiary of its Restricted Subsidiary Vessel's movement, position at sea, arrival and departure dates, casualties and damages received or caused by such Restricted Subsidiary Vessel in such form and on such terms as may be requested by such Restricted Subsidiary;

                  (vi) keeping such Restricted Subsidiary informed about the planned drydocking and/or repairs effecting its Restricted Subsidiary Vessel's trading, supplying such Restricted Subsidiary current copies of the repair lists, damage reports and reports of inspection of such Restricted Subsidiary Vessel;

                  (vii) arranging for the supply of all necessary bunkers, lubricants, water, victuals and stores for each Restricted Subsidiary Vessel and placing all necessary contracts relative thereto;

                  (viii) arranging for the procurement and maintenance of a reasonable supply of usual and necessary spare parts for each Restricted Subsidiary Vessel, its tackle and equipment; and

                  (ix) arranging for the supervising drydocking, surveys, repairs, renewals, alterations, betterments and upkeep of the Restricted Subsidiary Vessel, obtaining details, specifications and estimates of costs of repairs and renewals, at any time carrying out running or emergency repairs necessary for the seaworthiness or economical operation of the Restricted Subsidiary Vessel.

                  (c) The Manager, for the account of each Restricted Subsidiary, shall procure and retain in full force and effect all customary insurance pertaining to such Restricted Subsidiary's Restricted Subsidiary Vessel as instructed by the Restricted Subsidiary and as required by the related Mortgage, if any, and all such policies and indemnity, hull and machinery, war risk and pollution covering the Restricted Subsidiary Vessel, shall (i) include the Manager and any sub-manager as an insured as their respective interests may appear, (ii) contain provisions waiving the insurer's right of subrogation against the Manager and any sub-manager, (iii) cover the full liability of the Manager and any sub-manager to the extent of the cover, (iv) provide there shall be no liability for the Manager or any sub-manager for the payment of premiums, commissions, club calls, assessments, deductibles or advances and (v) contain a provision requiring the insurer to provide thirty (30) days prior notice before any material change in or cancellation of the insurance becomes effective.

                  (d) the Manager shall review and approve all charters and contacts of affreightment for the Restricted Subsidiary Vessels.

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                  (e) The Manager shall provide the services of such officers and other staff of suitable skills and experience from among the members of the staff of the Manager as the Manager may determine to be necessary in order properly to perform the services referred to herein.

                  (f) The Manager shall provide office equipment and the use of accounting or computing equipment when and to the extent required and the necessary executive, clerical and secretarial personnel for the performance of the services herein set out.

                  (g) The Manager shall keep all books and records of things done and transactions performed on behalf of each Restricted Subsidiary.

                  Section 3.03 MANAGER TO ACT AS ATTORNEY-IN-FACT OF RESTRICTED SUBSIDIARIES. Each Restricted Subsidiary hereby constitutes the Manager, and its successors and assigns, its true and lawful attorney, irrevocably, with full power of substitution, with full power in its own name, in the name of its agents or nominees or in the name of such Restricted Subsidiary or otherwise, to execute any and all documents, instruments, agreements and applications for and on behalf of such Restricted Subsidiary relating to or in connection with (i) the registration of such Restricted Subsidiary's Restricted Subsidiary Vessel under the laws of the jurisdiction under which such Restricted Subsidiary Vessel is registered and (ii) the monitoring and enforcement of the terms and conditions of all sub- management agreements.

                  Section 3.04 MANAGER TO ACT AS RESTRICTED SUBSIDIARIES' REMARKETING AGENT. Each Restricted Subsidiary hereby appoints and the Manager accepts appointment as such Restricted Subsidiary's exclusive marketing agent for and on behalf of such Restricted Subsidiary with respect to the sale and/or charter of such Restricted Subsidiary's Restricted Subsidiary Vessel on the terms and conditions set forth in this Agreement. Any such sale and/or charter shall be approved by the Company and the related Restricted Subsidiary.

                  Section 3.05 MANAGER TO ACT AS PURCHASING AGENT. The Company hereby appoints the Manager as its exclusive purchasing agent with respect to the purchase of vessels by subsidiaries of the Company. Each purchase shall be approved by the Company and the related subsidiary of the Company.

                  Section 3.06 LIMITATION ON MANAGER'S AUTHORITY.
Notwithstanding anything herein to the contrary, so long as the Advisory Agreement, between the Company and Millenium Advisors L.L.C. remains in effect, the Manager will not perform any financial advisory services for the Company or any Restricted Subsidiary.

                  Section 3.07 OPERATING ADVANCES; CONTINGENCY FUNDS. Each Restricted Subsidiary agrees to deposit in advance into an account (the "Operating Account") in accordance with the Manager's instructions an amount equal to the estimated aggregate operating expenses for all of the Managed Vessel for the first quarter of service under the terms of this Agreement. If the balance of the Operating Account is less than an amount equal to one month's estimated aggregate operating expenses, the Manager shall have the right to demand that the related Restricted Subsidiary to deposit an amount equal to three months' estimated aggregate operating expenses for the related Restricted

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Subsidiary Vessel. Each Restricted Subsidiary agrees to deposit with the Manager such amount within seven days of the receipt of the Manager's instructions.

                  (b) Each Restricted Subsidiary, if so requested by the Manager, agrees to deposit into an account (the "Contingency Fund") in accordance with the Manager's instructions an amount equal to $200,000 per Restricted Subsidiary Vessel (the "Contingency Amount"). At any such time as the balance of the Contingency Fund is less than the Contingency Amount, the Manager shall have the right to demand that the related Restricted Subsidiary Vessel deposit an amount equal to such deficiency. The Related Restricted Subsidiary Vessel shall deposit with the Manager such amount within seven days of receipt of the Manager's instructions. Upon the incurrence of an extraordinary or unanticipated cost or expense, the Manager shall have the right to withdraw the amount of such cost or expense from such Contingency Fund. If the amount in the Contingency Fund is insufficient to cover such cost or expense, the Manager shall so notify the related Restricted Subsidiary and such Restricted Subsidiary shall forward the amount of any insufficiency to the Contingency Account upon demand.

                                   ARTICLE IV
                          GENERAL PROVISIONS REGARDING
                                   THE MANAGER

                  Section 4.01 NO DUTIES EXCEPT AS SPECIFIED IN AGREEMENT OR INSTRUCTIONS. (a) The duties and obligations of the Manager shall be determined solely by the express provisions of this Agreement and the Manager shall not be liable except for the performance of its duties and obligations as specifically set forth in this Agreement. Without limiting the foregoing, the Manager shall have no duty or obligation to manage, make any payment in respect of, register, record, sell, repair, advance any amounts in connection with the repair of, dispose of or otherwise deal with the Restricted Subsidiary Vessels or any part thereof, or otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Manager is a party, except as expressly provided by the terms of this Agreement. No implied duties or obligations shall be read into this Agreement against the Manager.

                  (b) Under no circumstances shall the Manager be liable for (i) the Company's or the Subsidiary Guarantors' obligations under the Indenture, the other Security Agreements or the indebtedness evidenced by the Notes or (ii) the validity or sufficiency of the Indenture or any of the other Security Agreements. The Manager shall not assume any liability, duty or obligation to any Person, other than as expressly provided for herein.

                  (c) No provision of this Agreement shall be construed to relieve the Manager from liability unless same is found in a final judgment to have resulted from the Manager's own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct. The Manager may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Manager and conforming to the requirements of this Agreement.


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                  (d) The Manager may consult with counsel and any advice or opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel.

                  (e) The right of the Manager to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Manager shall not be answerable therefor unless same is found in a final judgment to have resulted from the Manager's gross negligence or willful misconduct in the performance of such act, and the delivery hereunder to the Manager of any notice, document or report shall not give rise to an affirmative obligation on the part of the Manager to take any action with respect thereto, except as otherwise expressly provided herein.

                  (f) The Manager has the right to appoint sub-managers, attorneys, accountants, agents, contractors, sub-agents, sub-contractors, brokers, superintendents, surveyors, consultants and other experts and agents in connection with the Manager's obligations under the Agreement as it may see fit and each Restricted Subsidiary hereby ratifies and confirms the appointment thereof.

                  Section 4.02 TERM OF AGREEMENT; RESIGNATION BY OR REMOVAL OF MANAGER. This Agreement shall be effective commencing on the Issue Date and with respect to a particular Restricted Subsidiary Vessel as of the date such Restricted Subsidiary Vessel is acquired by a Restricted Subsidiary and shall terminate with respect to a particular Restricted Subsidiary Vessel on the date such Restricted Subsidiary Vessel is sold or an Event of Loss occurs with respect thereto (the "Restricted Subsidiary Termination Date"). No later than 120 days after the Restricted Subsidiary Termination Date of a Restricted Subsidiary Vessel, the Manager shall (a) present to the related Restricted Subsidiary a final accounting with respect to such Restricted Subsidiary Vessel and (b) pay to such Restricted Subsidiary any balance due to such Restricted Subsidiary. No later than 15 days after such Restricted Subsidiary has received such accounting, it shall pay to the Manager any amounts owing to the Manager with respect to such Restricted Subsidiary Vessel. Any dispute regarding the final accounting not resolved within five business days shall be decided pursuant to Section 5.05(b).

                  (b) The Manager may be removed by the Company or with respect to a particular Restricted Subsidiary by a Restricted Subsidiary, in either case with cause in the event of a material breach of a material obligation of the Manager. The Manager may be removed by the Company without cause only upon the payment by the Company of a termination fee in an amount equal to, with respect to any Restricted Subsidiary (or in the case of removal by the Company, with respect to all Restricted Subsidiaries), an amount equal to twelve months of compensation that would otherwise be payable by such Restricted Subsidiary to the Manager pursuant to Section 4.04(i) hereof, which shall in no event be less than the sum of the amounts included in the Operating Account and Contingency Fund in place with respect to such Restricted Subsidiary.

                  (c) The Manager may resign as Manager hereunder upon 90 days prior written notice.

                  (d) In the event of the resignation or removal of the Manager, a successor manager shall be appointed by the Restricted Subsidiaries. The Restricted Subsidiaries shall cause such

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successor manager to execute any and all documents requested by the Company to evidence such successor's acceptance of all of the obligations of the Manager pursuant to this Agreement.

                  Section 4.03 INDEMNIFICATION. The Company and each Restricted Subsidiary hereby, jointly and severally, indemnify the Manager, any sub-manager and its officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents, together with such parties successors and assigns (each of such Persons being referred to as an "Indemnified Party"), and hold each of them harmless against and from, any and all liabilities, obligations, losses, damages, taxes, penalties, claims, actions, suits, costs, expenses (including legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may be imposed on, incurred by or asserted at any time against such Indemnified Person (whether or not indemnified against by other parties and whether or not initiated or conducted by such Indemnified Party) in any way relating to or arising out of this Agreement, PROVIDED, HOWEVER, that the Company and the Restricted Subsidiary shall not be required to indemnify an Indemnified Person for Expenses arising or resulting from such Indemnified Person's own willful misconduct or gross negligence.

                  Section 4.04 COMPENSATION. The Company and each Restricted Subsidiary, jointly and severally, agree to pay to the Manager as compensation for its services hereunder for each Restricted Subsidiary Vessel it manages on behalf of a Restricted Subsidiary as follows: (i) the Manager shall receive a fixed daily management fee payable monthly in advance for each Restricted Subsidiary Vessel in an amount ranging from $350 to $600 per day (the "Fixed Daily Management Fee"), (ii) (A) with respect to the first five days each year of visits by a superintendent of the Manager to evaluate or supervise any repairs, drydocking or other activities of a Restricted Subsidiary Vessel, the manager shall receive reimbursement of expenses incurred with respect to such visit and (B) with respect to each day in excess of such five days per annum for such Restricted Subsidiary Vessel, the Manager shall receive an amount equal to the reimbursement of its expenses and $550 for each additional day, (iii) the Manager shall receive commissions of (A) 1.25% on all gross revenue relating to time charter earned by each Restricted Subsidiary Vessel, (B) 1.75% on all gross revenue relating to charters arranged on the spot market earned by each Restricted Subsidiary Vessel, (C) 1% on the gross sale or purchase price of a Restricted Subsidiary Vessel (including vessels that become Restricted Subsidiary Vessels upon their purchase by the Company or a subsidiary of the Company) and (D) 2% of insurance premiums for insurance placed, in each case as adjusted to reflect fluctuations in market rates and practices.

                  Section 4.05 ADDITIONAL RESTRICTED SUBSIDIARIES. In the event a Restricted Subsidiary (whether or not in existence on the Issue Date) acquires a Restricted Subsidiary Vessel after the Issue Date, the Company shall cause such Restricted Subsidiary to agree in writing to be bound by the terms and conditions of this Agreement and to be included as a "Restricted Subsidiary" pursuant to the terms hereof.

                  Section 4.06 MANAGER MAY ACT FOR OTHER VESSEL OWNERS. The parties hereto agree that the Manager shall in no way be prohibited or limited from providing vessel management services to other entities, including Affiliates of the Company and other third parties.


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                                    ARTICLE V

                            MISCELLANEOUS PROVISIONS

                  Section 5.01 AMENDMENT. This Agreement may be amended from time to time by written agreement signed by the Manager, on the one hand, and with respect to a Restricted Subsidiary or such Restricted Subsidiary's Restricted Subsidiary Vessel, such Restricted Subsidiary.

                  Section 5.02 SEVERABILITY. If any provision of this Agreement is held to be in conflict with any applicable statute or rule of law or is otherwise held to be unenforceable for any reason whatsoever, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses or Sections contained in this Agreement shall not affect the remaining portions of this Agreement, or any part thereof.

                  Section 5.03 NOTICES. All demands, notices and communications hereunder shall be in writing, personally delivered or mailed by certified mail-return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Manager, at the following address: c/o Maples and Calder, P.O. Box 309, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies, (b) in the case of each of the Restricted Subsidiaries, at the address indicated on the signature page hereto, (c) in the case of the Company, at the following address: c/o Maples and Calder, P.O. Box 309, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies, or at other such address as shall be designated by such party in a written notice to the other parties.

                  Section 5.04 THIRD PARTY BENEFICIARIES. The parties hereto acknowledge that each Indemnified Party, and each of Kylco Maritime Limited and Kylco Maritime (USA), Inc. pursuant to the Sub-Management Agreement between such parties and the Manager of even date herewith are third-party beneficiaries to this Agreement. No other Person should be deemed a third party beneficiary to this Agreement.

                  Section 5.05 GOVERNING; ARBITRATION. (a) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law.

                  (b) If any dispute should arise in connection with the interpretation and fulfillment of this Agreement, the same shall be decided by arbitration in the City and State of New York, with laws of the State of New York to apply. Any dispute shall be referred to a single arbitrator to be appointed by the parties hereto. If the parties cannot agree upon the selection of the single arbitrator, the dispute shall be settled by three arbitrators, with the Manager, on the one hand, selecting one arbitrator and the Company, on the other hand, selecting one arbitrator and the third being selected by the president of The Society of Maritime Arbitration (New York). If either the Manager or the Company fails to select an arbitrator, either originally or by way of substitution, for two weeks after the other party having selected its arbitrator has sent the party making default notice by mail, cable or telex to make the selection, the party selecting the third arbitrator shall, after application from the

                                      - 9 -


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party having selected its arbitrator, also select an Arbitrator on behalf of the party making default. The award rendered by the arbitration court shall be final and binding upon the parties and may if necessary be enforced by the court or any other competent authority in the same manner as a judgement in the court of State of New York and the federal courts of the United States. The proceedings shall be conducted in accordance with the rules of The Society of Maritime Arbitration (New York).

                  Section 5.06 NO DEMISE. Nothing herein contained shall be construed as creating a demise of any Restricted Subsidiary Vessel to the Manager.

                  Section 5.07 NO PARTNERSHIP. Nothing herein contained shall be deemed or construed to create a partnership or joint venture among the parties hereto, and the services of each party shall be rendered as an independent contractor and not as agent for any other party.

                  Section 5.08 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterpart, each of which shall be deemed to be an original. Such counterparts shall constitute one and the same agreement.

                  Section 5.09 SURVIVAL. The representations, covenants and agreements contained in or made pursuant to this Agreement in respect of either party hereto shall survive the execution and delivery of this Agreement and shall continue in effect so long as such party's obligations hereunder remain outstanding.

                  Section 5.10 INTEGRATION. This Agreement and the Schedule and Exhibits hereto constitute the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings or representations pertaining to the subject matter hereof, whether oral or written. There are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth or incorporated herein.

                  Section 5.11 REPRODUCTION OF DOCUMENTS. This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                  Section 5.12 GENERAL INTERPRETIVE PRINCIPLES. For purposes of this Agreement except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the defined terms in this Agreement shall include the plural as well as the singular, and the use of any gender herein shall be deemed to include any other gender;

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                  (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date hereof;

                  (c) references herein to "Articles", "Sections", "Subsections", "paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, paragraphs and other subdivisions of this Agreement;

                  (d) a reference to a Subsection without further reference to a
Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to paragraphs and other subdivisions;

                  (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular provision;

                  (f) the term "include" or "including" shall mean without limitation by reason of enumeration; and

                  (g) The captions or headings in this Agreement are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized, all as of the day and year first above written.

                           Millenium Management, Inc.
                           By: /s/ Vassilios M. Livanos
                               -------------------------------------
                           Name:   Vassilios M. Livanos
                           Title:  Chief Executive Officer

                           Millenium Seacarriers, Inc.
                           By: /s/ Vassilios M. Livanos
                               -------------------------------------
                           Name:   Vassilios M. Livanos
                           Title:  Chief Executive Officer

                           Conifer Shipping Company Limited
                           By: /s/ Vassilios M. Livanos
                               -------------------------------------
                           Name:   Vassilios M. Livanos
                           Title:  Chief Executive Officer
                           Address: c/o Andreas P. Demetriades & Associates
                                    P.O. Box 4533
                                    Nicosia Cyprus

                           Topscale Shipping Company, Limited
                           By: /s/ Vassilios M. Livanos
                               -------------------------------------
                           Name:   Vassilios M. Livanos
                           Title:  Chief Executive Officer
                           Address: c/o Andreas P. Demetriades & Associates
                                    P.O. Box 4533
                                    Nicosia Cyprus

                           Rapid Ocean Carriers
                           By: /s/ Vassilios M. Livanos
                               -------------------------------------
                           Name:   Vassilios M. Livanos
                           Title:  Chief Executive Officer
                           Address: c/o 80 Broad Street
                                    Monrovia Liberia

                           Ivy Navigation, Inc.
                           By: /s/ Vassilios M. Livanos
                               -------------------------------------
                           Name:   Vassilios M. Livanos
                           Title:  Chief Executive Officer
                           Address: c/o 80 Broad Street
                                    Monrovia Liberia

                           Oakmont Shipping and Trading, Inc.
                           By: /s/ Vassilios M. Livanos
                               -------------------------------------
                           Name:   Vassilios M. Livanos
                           Title:  Chief Executive Officer
                           Address: c/o 80 Broad Street
                                    Monrovia Liberia

                           Millenium Majestic, Inc.
                           By: /s/ Vassilios M. Livanos
                               -------------------------------------
                           Name:   Vassilios M. Livanos
                           Title:  Chief Executive Officer
                           Address: c/o P.O. Box 309
                                    Ugland House
                                    South Church Street
                                    Grand Cayman
                                    Cayman Islands
                                    British West Indies


                           Millenium Yama, Inc.
                           By: /s/ Vassilios M. Livanos
                               -------------------------------------
                           Name:   Vassilios M. Livanos
                           Title:  Chief Executive Officer
                           Address: c/o P.O. Box 309
                                    Ugland House
                                    South Church Street
                                    Grand Cayman
                                    Cayman Islands
                                    British West Indies

                           Millenium Amethyst, Inc.
                           By: /s/ Vassilios M. Livanos
                               -------------------------------------
                           Name:   Vassilios M. Livanos
                           Title:  Chief Executive Officer
                           Address: c/o P.O. Box 309
                                    Ugland House
                                    South Church Street
                                    Grand Cayman
                                    Cayman Islands
                                    British West Indies

                           Millenium Elmar, Inc.
                           By: /s/ Vassilios M. Livanos
                               -------------------------------------
                           Name:   Vassilios M. Livanos
                           Title:  Chief Executive Officer
                           Address: c/o P.O. Box 309
                                    Ugland House
                                    South Church Street
                                    Grand Cayman
                                    Cayman Islands
                                    British West Indies

                           Millenium Aleksander, Inc.
                           By: /s/ Vassilios M. Livanos
                               -------------------------------------
                           Name:   Vassilios M. Livanos
                           Title:  Chief Executive Officer
                           Address: c/o P.O. Box 309
                                    Ugland House
                                    South Church Street
                                    Grand Cayman
                                    Cayman Islands
                                    British West Indies

                           Millenium II, Inc.
                           By: /s/ Vassilios M. Livanos
                               -------------------------------------
                           Name:   Vassilios M. Livanos
                           Title:  Chief Executive Officer
                           Address: c/o P.O. Box 309
                                    Ugland House
                                    South Church Street
                                    Grand Cayman
                                    Cayman Islands
                                    British West Indies

                           Millenium III, Inc.
                           By: /s/ Vassilios M. Livanos
                               -------------------------------------
                           Name:   Vassilios M. Livanos
                           Title:  Chief Executive Officer
                           Address: c/o P.O. Box 309
                                    Ugland House
                                    South Church Street
                                    Grand Cayman
                                    Cayman Islands
                                    British West Indies

                           Millenium IV, Inc.
                           By: /s/ Vassilios M. Livanos
                               -------------------------------------
                           Name:   Vassilios M. Livanos
                           Title:  Chief Executive Officer
                           Address: c/o P.O. Box 309
                                    Ugland House
                                    South Church Street
                                    Grand Cayman
                                    Cayman Islands
                                    British West Indies

                           Millenium V, Inc.
                           By: /s/ Vassilios M. Livanos
                               -------------------------------------
                           Name:   Vassilios M. Livanos
                           Title:  Chief Executive Officer

                           Millenium VI, Inc.
                           By: /s/ Vassilios M. Livanos
                               -------------------------------------
                           Name:   Vassilios M. Livanos
                           Title:  Chief Executive Officer

                           Millenium VII, Inc.
                           By: /s/ Vassilios M. Livanos
                               -------------------------------------
                           Name:   Vassilios M. Livanos
                           Title:  Chief Executive Officer

                                 Schedule of Restricted Subsidiaries

                                            Conifer Shipping Company Limited
                                            Topscale Shipping Company, Limted
                                            Rapid Ocean Carriers
                                            Ivy Navigation, Inc.
                                            Oakmont Shipping and Trading, Inc.
                                            Millenium Majestic, Inc.
                                            Millenium Yama, Inc.
                                            Millenium Amethyst, Inc.
                                            Millenium Elmar, Inc.
                                            Millenium Aleksander, Inc.
                                            Millenium II, Inc.
                                            Millenium III, Inc.
                                            Millenium IV, Inc.
                                            Millenium V, Inc.
                                            Millenium VI, Inc.
                                            Millenium VII, Inc.